                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement       [_]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              MOORE MEDICAL CORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                                         [LOGO OF MOORE MEDICAL]

April 24, 2000



Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Moore Medical Corp. on Wednesday, May 24, 2000, at the Algonquin Hotel, Gallery I, 59 West 44th Street, New York, NY, starting at 11:00 a.m. Your Board of Directors and management look forward to personally greeting all shareholders who are able to attend.

The enclosed Annual Report on Form 10-K discusses our determination to transform the Company into an Internet-based business-to-business enterprise. To further this transformation and seize the opportunities available to us, we will need to attract and retain high caliber information technology and marketing talent. Equity-based compensation is crucial to our business strategy and closely aligns management and shareholder objectives - to increase shareholder value. In addition to electing seven directors, we urge you to vote "FOR" Proposal 2 to approve the 2000 Incentive Compensation Program.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or, if your proxy card or voting instruction so indicates, vote electronically via the Internet or by telephone.

We appreciate your continued interest in and support of the Company.


                                                  Sincerely,



                                                  Linda M. Autore
                                                  President and
                                                  Chief Executive Officer

                                                         [LOGO OF MOORE MEDICAL]

--------------------------------------------------------------------------------
                  NOTICE OF 2000 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


Dear Shareholder,

     The Annual Meeting of the Shareholders of Moore Medical Corp. will be held at the Algonquin Hotel, 59 West 44th Street, Gallery 1, New York, NY on Wednesday, May 24, 2000 at 11:00 a.m. to:

          (1)  elect a Board of seven directors;

          (2) act on a proposal to adopt a 2000 Incentive Compensation Program; and

          (3) act on such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on March 31, 2000 as the record date for determining shareholders entitled to notice of and vote at the meeting.

                                                 Joseph Greenberger,
                                                 Secretary

April 24, 2000


--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. Please complete, sign, date and mail the enclosed proxy card in the postage-paid envelope provided or, if your proxy card or voting instructions so indicates, vote electronically via the Internet or by telephone.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PROXY STATEMENT FOR
                       2000 ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------



                                   CONTENTS
                                   --------

GENERAL INFORMATION .....................................................   1

PRINCIPAL HOLDERS OF COMMON STOCK .......................................   2

ELECTION OF DIRECTORS ...................................................   2

ADOPTION OF 2000 INCENTIVE COMPENSATION PROGRAM .........................   4

EXECUTIVE COMPENSATION ..................................................   9

PERFORMANCE GRAPH .......................................................  14

INDEPENDENT PUBLIC ACCOUNTANT ...........................................  15

EXHIBIT A - 2000 INCENTIVE COMPENSATION PROGRAM .........................   i

                                                         [LOGO OF MOORE MEDICAL]


   ---------------------------------------------------------------------------

                               PROXY STATEMENT FOR

                       2000 ANNUAL MEETING OF SHAREHOLDERS
   ---------------------------------------------------------------------------

                               General Information

Proxies in the form enclosed are being solicited on behalf of the Board of Directors of Moore Medical Corp. (the "Company") for use at its 2000 Annual Meeting of Shareholders to be held at 11:00 a.m. on Wednesday, May 24, 2000 at the Algonquin Hotel, 59 West 44th Street, Gallery 1, New York, NY, or any adjournments or postponements thereof (the "Meeting"). All properly executed proxies received before the vote at the Meeting will be voted as instructed thereon. If no instruction is indicated, it will be voted (1) FOR the election of the seven directors nominated on behalf of the Board of Directors (Proposal
1) and (2) FOR approval of the 2000 Incentive Compensation Program (Proposal 2). The Company is not aware of any other matter intended to be presented for consideration at the Meeting. If other matters properly come before the Meeting, the persons named in the proxy will vote thereon in their discretion.

Shares Entitled to Vote

Holders of record of the Company's Common Stock at the close of business on March 31, 2000 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were 3,041,472 shares of Common Stock outstanding, each entitled to one vote. This Proxy Statement is being released on or about April 25, 2000 to all holders of Common Stock on the Record Date. The stock ledger of the Company as of the Record Date will be available for inspection at the office of Joseph Greenberger, Esq., 1370 Avenue of the Americas, 27th Floor, New York, NY, by any shareholder of record at the Record Date for any purpose germane to the Meeting during ordinary business hours from May 14, 2000 until the Meeting date.

Proxies and Revocation of Proxies

Execution and delivery of a proxy will not affect a shareholder's right to attend the Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by execution and delivery of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Meeting, however, will not in and of itself revoke a proxy.

A shareholder who is a beneficial owner but not registered as the record owner as of the Record Date cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered as of the Record Date executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other written authorization to vote from the registered owner and voting.

Cost of Proxy Solicitation

Brokers, banks and other nominees will be reimbursed by the Company for their out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's

Common Stock. D.F. King & Co., Inc. will assist the Company in soliciting proxies, for which it will be paid a fee of $4,000. Solicitations of proxies may, in certain instances, also be made personally or by telephone by directors, officers and a few employees of the Company.

                        PRINCIPAL HOLDERS OF COMMON STOCK

The following are believed by the Company to be holders of more than 5% of its outstanding Common Stock and by all directors and executive officers as a group, as of March 31, 2000:

                                                                                  Number of            Percent of
Name and Address:                                                                  Shares              Outstanding
-----------------                                                                  ------              -----------
Heartland Advisors, Inc. .................................................      437,200  (1)              14.4%
790 North Milwaukee Street
Milwaukee, WI 53202

Hollybank Investments, LP. ...............................................      319,200  (1)              12.9%
One Financial Center, Suite 1600
Boston, MA 02111

Thomas Charitable Foundation .............................................      213,243  (1)(2)            7.0%
272 Undermountain Road
Salisbury, CT 06068

Dimensional Fund Advisors, Inc. ..........................................      194,300  (1)               6.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Kennedy Capital Management, Inc ..........................................      186,800  (1)               6.1%
10829 Olive Boulevard
St. Louis, MO 63141

         All Directors and Executive                                            487,163  (3)              16.0%
         Officers as a Group
         (10 persons)

(1)  Based on information supplied by the shareholder in its most recent
     Schedule 13G, 13GA, and 13D received by the Company.

(2) Held by the named trust of which a director is a trustee and in which he disclaims a beneficial interest.

(3) Includes 32,750 shares underlying stock options granted to executive officers that are exercisable within 60 days. Also includes 213,243 shares held by Thomas Charitable Foundation and 50,000 shares held by Vantage Venture Partners, LP. For information regarding beneficial ownership of the Company's Common Stock by each of its directors and executive officers, see "Election of Directors - Certain Information Regarding Nominees" and "Executive Officers," below.


                       PROPOSAL 1 - ELECTION OF DIRECTORS

Seven directors are proposed to be elected at the 2000 Annual Meeting of Shareholders. Each director will hold Office until the election and qualification of his or her successor or earlier removal or resignation. The seven nominees receiving a plurality of votes, assuming that a quorum is present at the Meeting, will be elected.

Certain Information Regarding Nominees

The following table gives information as of March 31, 2000 concerning the persons intended to be nominated on behalf of the Board of Directors for election as directors. They are now members of the Board of Directors, constituting the entire Board, and their current term of office expires at the election and qualification of their successors at the Meeting. The Company has no reason to believe that any nominee will be unable to serve. If any nominee should not be available, the persons named as proxies will vote for a substitute nominee designated by the Nominating Committee of the Board of Directors.

                                                                                           Director       Number        Percent of
     Name                 Age    Principal Occupation and Business Experience               Since       of Shares      Outstanding
     ----                 ---    ---------------------------------------------              -----       ---------      -----------
Linda M. Autore            49    President and Chief Executive Officer since August 17,      1999       4,000 (1)           *
                                 1999.  Member of Office of the President (Chief
                                 Executive Office) and  Senior Vice President Sales and
                                 Marketing, 1999, Senior Vice President, 1998.  Senior
                                 Vice President, Worldwide Marketing, Intellution, Inc.
                                 (industrial automation software) from 1997-1998.
                                 Prior thereto, business development and
                                 marketing consultant.

Christopher W. Brody       55    Chairman of Vantage Partners, LLC (a private                2000       76,600 (2)        2.5%
                                 investment firm) since January, 1999. Partner of
                                 Warburg, Pincus and Co. from 1971-1998.  Director of
                                 Intuit, Inc. and several privately held Internet
                                 companies. Former Chairman of the National Venture
                                 Capital Association.

Steven Kotler              53    Chairman of Executive Committee and member of Audit,        1977      135,520 (3)        4.5%
                                 Nominating and Stock Options Committees. Private
                                 investor. Former Co-Chairman, President and Chief
                                 Executive Officer of  Schroder & Co., Inc. (investment
                                 bankers).  Director of Del Laboratories, Inc.
                                 (cosmetics and drugs).

Robert H. Steele           61    Chairman of the Board and member of Executive               1981       32,250 (4)         1.1%
                                 Committee.  Vice Chairman of John Ryan Company
                                 (financial marketing).  Director of NLC Companies
                                 (insurance), Accent Color Science, Inc. (printing
                                 systems), Scan Optics, Inc. (data entry), Smart Serv
                                 Online, Inc. (online information provider), and New
                                 York Mercantile Exchange.

Peter C. Sutro             69    Retired.                                                    1979         2,000             *

Wilmer J. Thomas, Jr.      73    Member of Executive, Audit, Nominating and Stock            1977      213,243 (5)        7.0%
                                 Option Committees. Private investor and financial
                                 consultant.  Director and Vice Chairman of American
                                 Country Holding Co. (insurance).

Daniel K. Wassong          68    Chairman, President and Chief Executive Officer of Del      1994         1,000             *
                                 Laboratories, Inc. (cosmetics and drugs).  Director of
                                 Southern Union Company (gas utility).

* Less than 1%.
(1)  Includes 2,000 shares underlying options exercisable within 60 days.
(2) Includes 50,000 shares held by Vantage Venture Partners, LP of which Mr. Brody is Chairman of its general partner, Vantage Partners, LLC and holds a beneficial interest in Vantage Venture Partners, LP.
(3) Excludes 300 shares owned by Mr. Kotler's wife, in which he disclaims a beneficial interest.
(4)  Includes 16,250 shares underlying options exercisable within 60 days.
(5) Held by Thomas Charitable Foundation of which Mr. Thomas is a Trustee and in which he disclaims a beneficiary interest.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who own more than ten percent of the Common Stock of the Company to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the exchange on which the Common Stock is listed for trading. Executive officers, directors and more than ten percent shareholders are required by regulations under the Exchange Act to furnish the Company with copies of all Section 16(a) reports filed. Based on the Company's review of such reports filed for its fiscal year ended January 1, 2000, the Company believes that, except for a report of her initial holdings filed by Linda M. Autore consequent to her election as an executive officer on August 17, 1999 and a report of his initial holding filed by Peter T. Hood consequent to his election as an executive officer on September 20, 1999, all reporting requirements applicable to its executive officers, directors and more than ten percent shareholders were timely complied with for the year ended January 1, 2000.

Meetings of Board and Committees

The Board of Directors held four meetings during 1999. Each director other than Mr. Wassong attended not less than 75% of the meetings. The Board has an Executive Committee, an Audit Committee, a Nominating Committee and a Stock Option Committee. The Executive Committee has all the authority which, under the Delaware General Corporation Law, may be delegated to such a Committee; it has also been delegated the functions of a Compensation Committee. The Executive Committee held four meetings during 1999. The Audit Committee recommends the firm of independent public accountants to be engaged as the Company's auditors and participates in such accounting reviews as it deems appropriate. It held one meeting during 1999. The Stock Option Committee is authorized to award stock options. It held one meeting during 1999. The Nominating Committee recommends to the Board management's nominees for election as directors and for officers. The Nominating Committee held two meetings during 1999.

Compensation of Directors

A director who is not also a salaried officer is paid a fee of $8,000 per annum plus $1,000 for each Board meeting attended. A member of the Executive Committee who is not a salaried officer is paid an additional $1,000 per annum for services in such capacity. A member of the Audit Committee who is not a salaried officer is paid another $2,000 per annum for services in such capacity. In addition, pursuant to Board action, Mr. Steele is paid a fee of $100,000 per annum as Chairman of the Board of Directors, and during 1999 he received a non-qualified stock option for 20,000 shares exercisable at $13.3125 a share. Mr. Kotler is paid a fee of $50,000 per annum as Chairman of the Executive Committee, and Mr. Thomas is paid a fee of $50,000 per annum under a consulting arrangement with the Company pursuant to which he consults with its executive officers with respect to financial and transactional matters.

          PROPOSAL 2 - ADOPTION OF 2000 INCENTIVE COMPENSATION PROGRAM

On February 23, 2000, the Board of Directors adopted a 2000 Incentive Compensation Program ("Program"), subject to approval by the Company's
                       -------
shareholders. The Board believes that the Company will need to expand its Internet technology and marketing staff to exploit the opportunities offered by the rapid growth of the Internet and the business-to-business website that the Company plans to launch in 2000. The purpose of the Program is to increase shareholder value by providing a variety of economic incentives designed to attract, retain and motivate employees and other individuals providing services to the Company and its subsidiaries, including new talent to carry out the Board's determination to transform the Company to a website-based enterprise.

The complete text of the Program is included as Exhibit A to this Proxy Statement. The following is a summary of the Program.

General

Incentives under the Program may consist of: (a) stock options; (b) restricted stock; (c) stock awards; (d) performance shares; and (e) other incentives, including cash. Incentives may be granted to any employee, director, consultant, independent contractor or agent of the Company or a subsidiary or parent of the Company ("eligible participants"), except that incentive stock options may be granted only to employees, as selected from time to time by the Compensation Committee of the Board of Directors.

The Program will be administered by the Compensation Committee. It must consist of two or more directors who qualify as disinterested persons under Rule 16b-3 of the Securities Exchange Act of 1934 ("Exchange Act") and as outside directors under Section 162(m) of the Internal Revenue Code, as amended ("Code").

A total of 195,000 shares of Common Stock are issuable (or may become issuable in installments) on exercise of options previously granted and presently outstanding under the Company's 1992 Incentive Stock Option Plan and 1998 Non-Qualified Stock Option Plan, and a total of 155,000 shares of Common Stock are presently available for the grant of new options under those Plans. The total number of shares of Common Stock which may be issued under the proposed new Program may not (subject to certain adjustments) exceed 505,000 shares, an increase of 350,000 shares over the number of shares available for the grant of new options under the present Plans. No additional options will be granted under the present Plans if the shareholders approve the proposed new Program. The closing market price of the Common Stock on February 23, 2000 was $10.50 a share.

Stock Options

Under the Program, the Committee may authorize the grant of non-qualified and incentive stock options to eligible participants to purchase shares of Common Stock from the Company. The Program gives the Committee discretion to determine the number and purchase price of the shares subject to each option, the dates during its term when the option becomes exercisable, and the expiration date of the option, subject to the following limitations: (a) no stock option may be granted with a purchase price less than the fair market value on the date of grant of the shares subject to the option; (b) the term of an option may not exceed ten years from the date of grant; (c) no incentive stock option may be granted to other than to an employee of the Company or a subsidiary or parent, it may not be transferred by the optionee other than by will or the laws of descent and distribution, and it may be exercised during the optionee's lifetime only by the optionee; and (d) no person may receive, in any calendar year, stock options for, in the total, more than 100,000 shares of Common Stock. Payment of the option price may be made in such form and manner as the Committee may approve.

Restricted Stock

Restricted stock are shares of Common Stock issued by the Company to an eligible participant which are subject to restrictions on sale or other transfer or to risk of forfeiture, on such terms and conditions as may be determined by the Committee. The price, if any, at which restricted stock will be issued will be determined by the Committee, and it may vary from time to time and among eligible participants and may require no payment or be less than the fair market value of the shares at the date of issuance. A participant receiving restricted stock will have the rights of a shareholder (including voting and dividend rights) as to the stock only to the extent the Committee designates. No person may receive, in any calendar year, more than 100,000 shares of Common Stock as restricted stock. The Committee, in its discretion, may substitute cash for shares of Common Stock otherwise required to be released from restriction.

Stock Awards

Stock awards are shares of Common Stock issued by the Company to an eligible participant without payment, as additional compensation for his or her services to the Company or a subsidiary of the Company. No person may receive stock awards aggregating more than 5,000 shares of Common Stock in any calendar year.

Performance Shares

Performance shares represent contingent rights granted to an eligible participant to be issued shares of Common Stock of the Company, to the extent performance goals established by the Committee are achieved. No person may receive more than 100,000 shares of Common Stock as performance shares in any calendar year.

Other Incentives; Stock Appreciation Rights

Other incentives may consist of stock appreciation rights entitling the participants to receive the appreciation in the fair market value of shares of common stock, payments in cash or transfers of other value by the Company to eligible participants as additional compensation for his or her services to the Company or a subsidiary of the Company. The form, amount and the terms and conditions of such rights and other incentives will be determined by the Committee.

Performance Goals

Section 162(m) of the Code prevents a publicly-traded corporation from taking a tax deduction for certain compensation in excess of $1 million per year which it or any subsidiary pays to its chief executive officer or any of its four next most highly compensated executive officers ("covered employees"). Certain compensation, including compensation based on the attainment of performance goals, is excluded from the deduction limit and deductible even if it exceeds $1 million per year. To qualify for this performance-based exemption, the material terms pursuant to which the compensation is to be paid, including the performance goals and the maximum amount payable to the covered employees, must be approved by the shareholders before payments are made. The maximum compensation amounts will be limited by the calendar year maximums set forth in the Program and described above. Stock price, market share, sales and earnings per share (including as met by a subsidiary, division or joint venture of the Company) are performance goals under the Program; the specific goals and goal amounts applicable to each award subject to a performance goal will be established by the Committee. If the Committee determines that compensation attributable to an incentive under the Program to a covered employee is intended to be excepted from the $1 million per year limit, it may make the grant of such incentive subject to the attainment of performance goals. In addition, other incentives to covered employees, and incentives granted to eligible participants who are not covered employees, may also be made subject to performance goals.

Non-transferability of Most Incentives

No restricted stock, performance share or non-qualified stock option granted under the Program will be transferable by its holder, except, in the event of the holder's death, by will or pursuant to the laws of descent and distribution or, to the extent provided for in the grant, to the participant's immediate family or to trusts for his, her or their benefit. No incentive stock option may be transferred except, in the event of the optionee's death, by will or pursuant to the laws of the descent and distribution.

Amendment of the Program

The Board of Directors may amend or discontinue the Program at any time. However, no amendment or discontinuance may (a) alter or impair, without the consent of the recipient, an incentive previously granted, or (b) result in a change which would disqualify awards made under the Program from the exemption provided by Rule 16b-3 of the Exchange Act. In addition, the Board of Directors may not amend the Program without approval of the Company's shareholders to the extent such approval is required by law, or by any exchange or automated trading system on which the Common Stock is traded.

Acceleration of Incentives

The Committee may, when it authorizes an award of restricted stock, stock option exercisable in installments, or an incentive subject to performance goals, provide that, on a change of control (as such may be defined by the Committee), the restrictions will lapse, the unexercised installments will become exercisable, and the performance goals will be deemed to have been met.

Federal Income Tax Consequences

Under existing federal income tax provisions, an eligible participant who receives a stock option, or performance shares or shares of restricted stock (unless a Section 83 Election, discussed below, is made), under the Program will not generally realize any income, nor will the Company generally receive any deduction for federal income tax purposes, in the year such incentive is granted. A participant who receives a stock award under the Program consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income at the time the award is paid equal to the amount received, and the amount will be deductible by the Company.

When a non-qualified stock option granted pursuant to the Program is exercised, the optionee will realize ordinary income measured by the difference between the aggregate purchase price of the shares as to which the option is exercised and the aggregate fair market value of shares on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the optionee is required to treat as ordinary income.

Options which qualify as incentive stock options are entitled to special tax treatment. If shares purchased pursuant to the exercise of an incentive stock option are not disposed of by the optionee within a holding period of two years from the date of the option grant or within one year after the transfer of the shares to the optionee, whichever is longer, then:

     .    the optionee recognizes no income upon the exercise of the option;

     . any gain or loss will be recognized by the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as a long-term capital gain or loss;

     . the optionee's basis in the shares purchased will equal the amount of cash paid for such shares; and

     . the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option.

The difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options. If the optionee disposes of the shares acquired by exercise of an incentive stock option before expiration of the holding period described above, the optionee must treat as ordinary income in the year of the disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price.

The Company will be entitled to a deduction equal to the amount the optionee is required to treat as ordinary income. If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a non-qualified option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option or through an employee stock purchase plan and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

An eligible participant who receives restricted stock or performance shares will generally realize taxable income on the date the shares become transferable or no longer subject to a substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will equal the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse or the applicable performance goals are attained (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may be entitled to elect (a "Section 83 Election"), however, to include in income in the year of receipt the excess of the fair market value of the shares of Common Stock (without regard to any restrictions or goals) on the date of receipt over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employees. Upon exercise of a stock appreciation right, the participant will recognize ordinary income, and the Company will be entitled to a deduction, measured by the fair market of the shares plus any cash received.

The vote FOR of the majority of the shares of Common Stock present in person or represented by proxy at the Meeting, assuming that a quorum is present at the Meeting, is needed to adopt the Program.

The Board of Directors recommends a vote FOR adoption of the 2000 Incentive Compensation Program.

                             EXECUTIVE COMPENSATION

Executive Officers

The Company has three executive officers other than its Chief Executive Officer. Their ages, business experience over the last five years and the number of shares of the Company's Common Stock beneficially owned by each of them as of March 31, 2000, are set forth below:

                                                            Business                            Number         Percent of
        Name                  Age                          Experience                          of Shares      Outstanding
        ----                  ---                          ----------                          ---------      -----------
Peter T. Hood                 54         Senior Vice President of  Information Systems           1,050             *
                                         since September 20, 1999; Vice President Systems
                                         and Networks, Gartner Group, 1999;
                                         Director of Enterprise Architecture and Planning,
                                         Oxford Health, 1995-1998.

Kenneth S. Kollmeyer          50         Executive Vice President of Operations since 1999;     20,500 (1)         *
                                         Member Office of the President (Chief
                                         Executive Office), 1999; Senior Vice President
                                         Operations 1992-1999.

Joseph P. Savidge             43         Senior Vice President of Finance - Chief Financial      1,000             *
                                         Officer since October 19, 1999; Vice President
                                         Finance and Measurement, Advo, Inc., (direct mail
                                         marketer), 1996-1999.

*Less than 1%.

(1) Includes 14,500 shares underlying stock options that are exercisable within 60 days.

Executive Compensation

The following table summarizes for the Company's fiscal year ended January 1, 2000 and for the two prior fiscal years compensation earned by the Chief Executive Officer of the Company and its following other Named Executive Officers who served in such capacity on January 1, 2000 and whose total annual compensation exceeded $100,000 in said fiscal year.

                           Summary Compensation Table

                                                                                              Long-Term
                                                                                             Compensation
                                                                  Annual Compensation          Awards
                                                                  -------------------          ------
                                                                                              Securities
 Name and                                                                                     Underlying       All Other
Principal Position                                    Year      Salary ($)      Bonus ($)     Options (#)   Compensation ($)
------------------                                    ----      ----------      ---------     -----------   ----------------
Linda M. Autore,                                      1999        179,293         11,225         15,000             --
President and Chief Executive Officer since           1998         24,404             --          8,000             --
August 17, 1999, Member Office of the
President (Chief Executive Office)
June 15, 1999-August 17, 1999, Senior Vice
President Sales and Marketing since 1998

Richard A. Bucchi,                                    1999        249,490         71,145             --        103,777 (1)
Member, Office of the President (Chief                1998        174,155             --         16,000          9,800 (2)
Executive Office) and Executive Vice President        1997        165,532             --             --          9,600 (2)
of Sales and Marketing until
June 11, 1999

Kenneth S. Kollmeyer,                                 1999        256,778         71,658             --          9,800 (2)
Executive Vice President of Operations since          1998        184,820             --         16,000          9,800 (2)
1999, Member, Office of the President
(Chief Executive Office), 1999, Senior Vice           1997        182,437             --             --          9,600 (2)
President Operations, 1992-1999

David V. Harper,                                      1999        211,824         29,854             --         65,095 (3)
Member, Office of the President                       1998         56,461             --         16,000             --
(Chief Executive Office) and Executive Vice
President of Finance - Chief Financial Officer
until August 17, 1999

(1) Included in Mr. Bucchi's other annual compensation for 1999 is $94,220 paid under a Severance, Consulting and Non- Competition Agreement, dated June 11, 1999, and a contribution of $9,557 to his retirement account under the Company's defined contribution plan.

(2) Consists of the Company's contribution to the named officer's retirement account under its defined contribution plan.

(3) Included in Mr. Harper's other annual compensation for 1999 is $60,652 paid under a Severance, Consulting and Non-Competition Agreement, dated August 17, 1999, and a contribution of $4,443 to his retirement account under the Company's defined contribution plan.

Employment Related Agreements

Linda M. Autore has an employment agreement as of March 1, 2000 to serve as the Company's Chief Executive Officer for a term starting March 1, 2000 and ending December 31, 2001. Under the agreement, Ms. Autore's 2000 annual base salary rate is $275,000 from March 1, 2000. Ms. Autore and Mr. Kollmeyer are participants under a plan entitling each to a payment equal to one year's salary in the event of a change of control (as defined in the plan) followed within twelve months by a change of position (as defined therein). Messrs. Hood and Savidge are participants under a plan entitling each to a payment equal to 75% of one year's salary in the event of a change of control. The plans are through December 31, 2000, except for Ms. Autore's which is through December 31, 2001.

 Defined Benefit Plans

 The Company has a noncontributory, defined benefit pension plan (the "Plan"). Under the Plan, retirement benefits are based on the number of years of service (up to a maximum of 25 years) multiplied by the sum of (i) 1.25% of the employee's average base compensation during the highest consecutive five years, and (ii) 0.6% of such compensation in excess of earnings for Social Security benefits as promulgated in an Internal Revenue Service "Covered Compensation Table Number l." The Plan is a "Qualified Plan" within the meaning of the Internal Revenue Code. Under Internal Revenue Code guidelines for a qualified plan, no more than $160,000 (as such may change from time to time) of cash compensation may be considered in calculating benefits payable under the Plan. Normal retirement is at age 65 and the Plan has a lump sum payment option.

 The following table shows the estimated annual benefits payable under the Plan upon retirement at age 65 to persons in specified remuneration and years-of-service classifications:


     Average Highest
     Consecutive                        Years of Service
     5 Years'        --------------------------------------------------------
     Compensation    10 Years        15 Years        20 Years        25 Years
     ------------    --------        --------        --------        --------

     $130,000        $ 19,694        $ 29,541        $ 39,388        $ 49,235

     $160,000        $ 27,094        $ 40,641        $ 54,188        $ 67,735

Ms. Autore will have 17 years of service, Mr. Hood will have 12 years of service, Mr. Kollmeyer will have 26 years of service and Mr. Savidge will have 22 years of service, assuming retirement from the Company at age 65.

Stock Options

The following table sets forth information concerning the number of options granted and the potential realized value of the stock options granted to each of the Company's Named Executive Officer during its fiscal year ended January 1, 2000:

                        Option Grants in Last Fiscal Year
                                Individual Grant
                                ----------------

                           Number of       Percent of                                             Potential
                           Securities         Total                                          Realizable Value at
                           Underlying        Options        Exercise                           Assumed Annual
                          Unexercised      Granted to          of                           Rates of Stock Price
                           Options at       Employees         Base                            Appreciation for
                          Fiscal Year-      in Fiscal        Price        Expiration            Option Terms
                                                                                                ------------
           Name             End (#)           Year           ($/Sh)          Date              5% ($) 10% ($)
           ----             -------           ----           ------          ----              --------------
     Linda M. Autore         15,000            37%           $9.125        8/17/04          37,816         83,564

The following table sets forth information concerning options exercised during the fiscal year ended January 1, 2000 and the number of unexercised options and the imputed value thereof held by the Named Executive Officers at the end of such fiscal year:

                                    Aggregated Option Exercises in Last Fiscal Year
                                           and Fiscal Year-End Option Values

                                                                 Number of Securities
                                                                Underlying Unexercised                     In-the-Money
                                   Shares                             Options at                            Options at
                                  Acquired                        Fiscal Year-End (#)                    Fiscal Year-End($)
                                                                  -------------------                    ------------------
                                     on            Value
              Name              Exercise(#)    Realized ($)   Exercisable          Unexercisable     Exercisable     Unexercisable
              ----              -----------    ------------   -----------          -------------     -----------     -------------
Linda M. Autore                      --             --              2,000             31,000             --             $9,375
President and Chief
Executive Officer

Peter T. Hood                        --             --                 --              3,000             --             $  750
Senior Vice President of
Information Systems

Kenneth S. Kollmeyer                 --             --              8,500             15,500             --                 --
Executive Vice President
of Operations

Joseph P. Savidge                    --             --                 --              3,000             --             $  750
Senior Vice President -
Finance and Chief
Financial Officer

Compensation Committee Interlocks and Insider Participation

The members of the Board's Executive Committee, which in 1999 performed the functions of a compensation committee, are Steven Kotler (Chairman), Robert H. Steele and Wilmer J. Thomas, Jr. Directors' compensation decisions were by the action of the entire Board, with no director participating in an action affecting himself. See "Compensation of Directors".

Executive Committee's Compensation Report

The objectives of the Company's executive officer compensation program are to attract and retain the best possible executive talent, to motivate the executives to achieve the goals of the Company's business strategy and to align executive and shareholder interests, by means of a compensation package that recognizes individual contributions as well as overall business results. The package for 1999 consisted of a base salary, annual bonuses under the Company's bonus plans, and stock options under its stock option plans. The performance of the chief executive officer is separately evaluated by the Committee, based on business development, formulation and delivery of major corporate goals and the Company's performance. The chief executive officer and, the Chairman of the Board made other compensation recommendations, which were based on an assessment of the nature of the position and the contributions, experience and tenure of the other executive officer. The Committee reviewed and approved the components of the packages.

Base Salaries. Base salaries for executive officers reflect the achievements, responsibilities and experience of the individual. Annual salary adjustments are determined by evaluating the performance of the Company and of each executive officer, and also take into account new responsibilities.

Annual Bonuses. For 1999, the Committee approved bonus plans under which executive officers were entitled to an annual bonus of up to $20,000 on the achievement of certain individually set goals and an additional bonus ranging between 12.5% and 50% of annual salary if the Company's pre-tax earnings (as defined in the plans and as subject to certain possible adjustments thereunder) exceeded specified amounts. The additional bonuses were designed to align the interests of the executives with those of the shareholders.

Stock Options. Stock options are designed to further align the interests of executives with those of the shareholders. They are granted with an exercise price equal to the market price of the Common Stock on the date of grant and, to encourage the creation of shareholder value by having appreciation occur over a number of years, generally become exercisable in four equal annual cumulative installments, starting one year after the date of the grant.

                              Executive Committee:
                              Steven Kotler
                              Robert H. Steele
                              Wilmer J. Thomas, Jr.

pPAGE>

                                PERFORMANCE GRAPH

The graph below compares the cumulative total shareholders' return of the Common Stock of the Company for the last five years with the American Stock Exchange Composite Index and the Standard & Poor's Wholesale - Medical, Dental & Hospital Equipment & Supply Index. The graph plots the value of a $100 investment on December 31, 1994, assuming that all dividends were reinvested.

Performance graph

                            Return to Shareholders
                              Moore Medical Corp.
                                INDEXED RETURNS

                                   Base
                                   Period
                                   Dec. 94    Dec. 95    Dec. 96    Dec. 97    Dec. 98    Dec. 99
                                   -------    -------    -------    -------    -------    -------
Moore Medical Corp.                      100      81.9       78.1        82.86     102.86      74.29
American Stock Exchange Index            100    126.42      134.5       157.86     158.87     202.22
Peer Group                               100    147.87      124.46      168.58     186.28     103.84


          SHAREHOLDER PROPOSALS AND NOMINATIONS FOR 2001 ANNUAL MEETING

Shareholder Proposals

Shareholders may present proposals for inclusion in the Company's 2001 Proxy Statement provided they are submitted to Chief Financial Officer, Moore Medical Corp., P.O. Box 1500, New Britain, CT 06050, no later than December 27, 2000, and are in compliance with applicable Securities and Exchange Commission regulations. A shareholder may present a proposal not included in said Proxy Statement at the Company's 2001 Annual Meeting of Shareholders only if the Company has notice of it at least 45 days before it mails the Proxy Statement.

Nominating Procedures

The Company's by-laws provide that any shareholder entitled to vote for the election of directors may nominate persons for election as directors only if such shareholder has given written notice of such shareholder's intent to make such nominations, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company, care of Chief Financial Officer, Moore
Medical Corp., P.O. Box 1500, New Britain, CT 06050, not later than 60 days before the date of an annual meeting and not less than seven days after the date on which notice of a special meeting is first given to shareholders. Each such notice shall set forth:

     (a) The name and address of the shareholder who intends to make the nominations and of the person or persons to be nominated;

     (b) A representation that the shareholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

     (c) A description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which nominations are to be made by the shareholder;

     (d) Such other information regarding each nominee proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission; and

     (e) The consent of each nominee to serve as a director of the Company if so elected.

The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. The Company has not received notice of nominations other than those proposed by management.

                   THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

PriceWaterhouseCoopers LLP is the independent public accountant for the Company. A representative of PriceWaterhouseCoopers LLP is expected to be present at the 2000 Annual Meeting of Shareholders and will be available to answer appropriate questions.

Dated: April 25, 2000

A SHAREHOLDER MAY OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED JANUARY 1, 2000 WITHOUT CHARGE BY WRITING TO: CHIEF FINANCIAL OFFICER, MOORE MEDICAL CORP., P.O. BOX 1500, NEW BRITAIN, CONNECTICUT 06050.

                                                                       Exhibit A


                               MOORE MEDICAL CORP.
                       2000 INCENTIVE COMPENSATION PROGRAM

1. Purpose.

     The purpose of this Moore Medical Corp. 2000 Incentive Compensation Program ("Program") is to increase stockholder value and advance the interests of Moore
  -------
Medical Corp., a Delaware corporation ("Moore Medical"), and its subsidiaries
                                        -------------
(collectively, the "Company") by providing a variety of Incentives (hereinafter
                    -------
defined) designed to attract, retain and motivate directors, officers, employees, consultants, independent contractors and agents.

2. Administration.

     2.1 Administration by Committee. The Program shall be administered by the
         ---------------------------
Compensation Committee ("Committee") of the Board of Directors ("Board") of
                         ---------                               -----
Moore Medical. The Committee shall, except as otherwise determined by the Board, consist of two or more directors all of whom shall be non-employee directors (within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended ("Exchange Act")), who are also outside directors within the meaning of
          ------------
Section 162(m) of the Internal Revenue Code of 1986 (as amended or as provided in successor provisions, the "Code").
                             ----
     2.2 Authority. Subject to the provisions of the Program, the Committee
         ---------
shall have the authority to:

           (a) interpret the provisions of the Program, and prescribe, amend and rescind rules and procedures relating to the Program;

           (b) award such Stock Options (hereinafter defined), Stock Awards (hereinafter defined), Restricted Stock (hereinafter defined), Performance Shares (hereinafter defined) and Other Incentives (hereinafter defined) (collectively, "Incentives"), in such amounts
                                                 ----------
           as it deems appropriate (including, without limitations Incentives made in combination with or in tandem with other Incentives, whether or not contemporaneously granted), and subject to such terms and conditions as it deems appropriate as set forth in the instrument evidencing the Incentive ("Award");
                                      -----

           (c) modify the terms of, cancel and reissue, (subject to Section 5.1(d) hereof, with respect to Incentive Stock Options (therein defined)), or repurchase outstanding Incentives, subject to Section
           11.9 hereof;

           (d) prescribe the form and content of any Award;

           (e) correct any defect or omission and reconcile any inconsistency in the Program or in any Incentive or Award; and

           (f) make all other determinations, and take all other actions as it deems necessary or desirable, for the administration of the Program.

The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

3. Participation.

     Subject to the terms and conditions of the Program, the Committee shall (subject to Section 5.1(d) hereof, with respect to Incentive Stock Options) determine and designate, from time to time, the directors (including non-employee directors), officers, employees, consultants, independent contractors and agents of the Company (and persons expected to become directors, officers, employees, consultants, independent contractors and agents of the Company) who shall receive Incentives under the Program ("Participants").
                                                          ------------

4. Shares Subject to the Program.

     4.1 Number of Shares Reserved. Shares of Common Stock, $.0l par value, of
         -------------------------
Moore Medical ("Common Stock") shall be available for Incentives under the
                ------------
Program. To the extent provided by resolution of the Board, such shares may be uncertificated. Subject to adjustment in accordance with Sections 4.3, 4.4 and
4.5 hereof, the aggregate number of shares of Common Stock available for Incentives under the Program shall be 505,000 shares (the "Reserved Shares").
                                                           ---------------

     4.2 Type of Common Stock. Common Stock issuable pursuant to Incentives
         --------------------
under the Program may be authorized and unissued shares or issued shares held as treasury shares, provided, however, that authorized and unissued shares may be
                 -----------------
issued under the Program only to the extent that the Committee determines that past services of the Participant constitute adequate lawful consideration for at least the par value thereof or a consideration in cash of at least the par value thereof is paid therefore prior to issuance.

     4.3 Reusage of Shares.
         -----------------

           (a) In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any Incentive under the Program, the number of shares of Common Stock that was subject to the Incentive but not delivered shall again be available for Incentives under the Program.

           (b) In the event that shares of Common Stock are delivered under the Program as Restricted Stock or pursuant to a Stock Award and are thereafter forfeited or reacquired by the Company pursuant to restrictions applicable thereto, such forfeited or reacquired shares shall again be available for Incentives under the Program.

           (c) Notwithstanding the provisions of paragraphs (a) or (b), above, the following shares of Common Stock shall not be available for Incentives under the Program:

                  (i) shares withheld from any Incentive, paid under the Program to satisfy tax withholding obligations, or surrendered to fulfill tax obligations (as described in Section 11.5(e) hereof); and

                  (ii) shares surrendered in payment of the Option Price (hereinafter defined) upon the exercise of a Stock Option.

     4.4 Cessation of Grants Under Prior Plans; Reissuance under Program with
         --------------------------------------------------------------------
Additional Reserved Shares on Cancellation of Outstanding Options under Prior
-----------------------------------------------------------------------------
Plans. As of the date of the approval by the shareholders of Moore Medical of
-----
this Program, there are a total of 195,000 shares of Common Stock underlying (i.e., shares which are or may become) subject to issuance on exercise of options outstanding as of said date under the 1992 Incentive Stock Plan and 1998 Non-Qualified Plans (the "Prior Plans") of Moore Medical.
                          -----------
Effective from the date of said approval, no option shall be granted under a Prior Plan. In the event options outstanding under a Prior Plan are cancelled by the Committee with the consent of the optionees prior to their expiration date and replaced by options under this Program for the same number of underlying shares of Common Stock as the cancelled options, the number of Reserved Shares under the Program shall be deemed to be increased by the aggregate number of such underlying shares of Common Stock.

     4.5 Adjustments to Shares Reserved and Exercise Price. In the event of any
         -------------------------------------------------
merger, consolidation, reorganization, recapitalization, spin-off, stock dividend, stock split, reverse stock split, exchange, or (except as otherwise provided pursuant to Section 7.4 hereof) other similar change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to Incentives under the Program, the terms of any outstanding Incentives (including the price at which shares of stock may be issued pursuant to outstanding Incentives), and the limitations set forth in Sections 5.1(c), 6(d), 7.1, and 8.1 hereof, shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of Incentives awarded or to be awarded under the Program and the value of the consideration to be received by Moore Medical in connection therewith.

5. Stock Options.

     5.1 Awards. Subject to the terms and conditions of the Program, the
         ------
Committee shall designate the Participants to whom options to purchase shares of Common Stock ("Stock Options") are to be awarded under the Program and shall
               -------------
determine the number, type and terms and conditions of the Stock Options to be awarded to each. Stock Option awards are subject to the following specific limitations:

           (a) each Stock Option shall expire on the earlier of the date provided by the Option's terms and conditions or the date which is 10 years after the date of grant;

           (b)  the Option exercise price per share ("Option Price") for any
                                                      ------------
                Stock Option awarded shall not be less than the greater of par value or the Fair Market Value (hereinafter defined) of a share of Common Stock on the date the Stock Option is awarded;

           (c) no person shall receive, in any calendar year, Stock Options which, in the aggregate, represent more than 100,000 shares of Common Stock, subject to adjustment as set forth in Section 4.5 hereof; and

           (d)  each Stock Option awarded under the Program shall be a "non-
                                                                        ----
                qualified stock option" for tax purposes unless it satisfies all
                ----------------------
                of the requirements of Section 422 of the Code, the Committee designates such Option as an "Incentive Stock Option", and the
                                              ----------------------
                Award evidencing such Option identifies it as an Incentive Stock Option. An Incentive Stock Option may be granted only to a person who at the time of the grant is an employee of Moore Medical or its parent corporation, if any, or a subsidiary corporation, if any, of Moore Medical.

     5.2  Manner of Exercise. A Stock Option may be exercised to the extent
          ------------------
provided for in the Award, in whole or in part, by delivering written notice to the chief financial officer of Moore Medical prior to the date on which the Stock Option expires; provided, however, that a Stock Option may be exercised
                      -----------------
only with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares in such form and manner as the Committee may from time to time approve. If the Committee approves the use of shares of Moore Medical for payment of part or all of the Option Price, it may establish procedures to be used in lieu of the actual delivery of shares for such payment.

6. Stock Awards.

          Subject to the terms and conditions of the Program, the Committee shall designate the Participants who shall be awarded shares of Common Stock without restriction ("Stock Awards") under the Program, and shall determine the
                      ------------
number of shares and terms and conditions of Stock Awards. Stock Awards are subject to the following limitations:

          (a) no person subject to Section 16(a) of the Exchange Act may receive a Stock Award; and

          (b) no person eligible to receive a Stock Award may receive a Stock Award representing more than 5,000 shares of Common Stock in any calendar year, subject to adjustment as set forth in Section 4.5 hereof.

7. Restricted Stock.

     7.1  Awards. Subject to the terms and conditions of the Program, the
          ------
Committee shall designate the Participants to whom shares of Common Stock which are subject to restrictions and reservations of rights ("Restricted Stock")
                                                         ----------------
shall be awarded under the Program and determine the number of shares and the terms and conditions (including restrictions pursuant to Section 7.2 hereof) of each such award. Each Restricted Stock award shall entitle the Participant to receive shares of Common Stock upon the terms and conditions specified by the Committee, provided, however, that no Participant shall be awarded more than
           -----------------
100,000 shares in any calendar year, subject to adjustment as set forth in
Section 4.5 hereof.

     7.2  Restrictions. All shares of Restricted Stock awarded pursuant to the
          ------------
Program shall be subject to such restrictions as the Committee may determine, including, without limitation, any or all of the following:

          (a) required period of employment with the Company, as determined by the Committee, prior to the vesting of the shares of Restricted Stock;

          (b) a prohibition against the sale, assignment, transfer, pledge, hypothecation or other encumbrance of the shares of Restricted Stock for a specified period, as determined by the Committee;

          (c) a requirement that the holder of shares of Restricted Stock forfeit (or in the case of shares sold to a Participant, resell to the Company at his or her cost) all or a part of such shares in the event of termination of his or her employment during any period in which such shares are subject to restrictions or in the event a Performance Goal (hereinafter defined) applicable to such Stock is not attained; and

          (d) prohibition against employment of the holder of such Restricted Stock by any competitor of Company or against such holder's dissemination or use of any secret or confidential information belonging to the Company.

All restrictions on shares of Restricted Stock awarded pursuant to the Program shall expire at such time or times as the Committee shall specify in the Award evidencing such Stock.

     7.3  Registration of Shares. Shares of Restricted Stock awarded pursuant to
          ----------------------
the Program shall be registered in the name of the Participant and, if such shares are certificated, in the discretion of the Committee, may be required to be deposited in a bank designated by the Committee or with Moore Medical. The Committee may also require the deposit with such bank or Moore Medical of a stock power endorsed in blank by the Participant with respect to shares of Restricted Stock, whether or not certificated.

     7.4  Stockholder Rights. Subject to the terms and conditions of the
          ------------------
Program, during any period in which shares of Restricted Stock are subject to forfeiture or restrictions on transfer, each Participant who has been awarded shares of Restricted Stock shall have only such rights of a stockholder with respect to such shares as the Committee may determine at the time of the award, including (if so determine) the right to vote such shares and the right to receive dividends and distributions with respect to such shares. Unless otherwise determined by the Committee, dividends and distributions with respect to Restricted Stock shall be restricted to the same extent and subject to the same terms and conditions as the Restricted Stock to which they are attributable, and may be required by the Committee to be deposited as provided for with respect to shares of Restricted Stock in Section 7.3 hereof.

     7.5  Lapse of Restrictions. Subject to the terms and conditions of the
          ---------------------
Program, at the end of any time period during which the shares of Restricted Stock are subject to forfeiture or restrictions, such shares will be delivered free of all restrictions to the Participant.

     7.6  Substitution of Cash. The Committee may, in its sole discretion,
          --------------------
substitute cash equal to the Fair Market Value of shares of Common Stock otherwise required to be delivered to a Participant in accordance with this
Section 7.5 hereof.

8. Performance Shares.

     8.1  Awards. Subject to the terms and conditions of the Program, the
          ------
Committee shall designate the Participants to whom shares of Common Stock ("Performance Shares") are to be awarded in accordance with this Section 8, the
  ------------------
number of shares subject to such awards, and the Performance Goals and other terms and conditions of such awards. No Participant shall in any calendar year be awarded Performance Shares for more than 100,000 shares of Common Stock, subject to adjustment as set forth in Section 4.5 hereof. Each Performance Shares awarded pursuant to this Section 8 shall entitle the Participant to be issued one share of Common Stock by the Company upon the attainment of such Performance Goal, subject to such terms and conditions as may be set forth in the Award evidencing such Share.

     8.2  No Adjustment. Except as otherwise determined by the Committee
          -------------
pursuant to Section 4.5 hereof, no adjustment shall be made in Performance Shares awarded on account of dividends or distributions or other rights which may be provided to the holders of Common Stock prior to the attainment of any applicable Performance Goals.

     8.3  Substitution of Cash. The Committee may, in its sole discretion,
          --------------------
substitute cash equal to the Fair Market Value of shares of Common Stock otherwise required to be issued to a Participant in accordance with this Section 8.

9.  Other Incentives; Stock Appreciation Rights.

          In addition to the Incentives described in Section 5 through 8, above, and subject to the terms and conditions of the Program, the Committee may grant other Incentives, including the right to receive the appreciation in the fair market value of shares of Common Stock (either granted singly or in combination with or in tandem with a Stock Option) ("Other Incentives"), payable in cash or
                                         ----------------
shares of Common Stock, under the Program as it determines to be in the best interest of the Company.


10. Performance Goals and Application of Tax Deduction Limitations.

          The Committee shall have the authority to determine that compensation attributable to Incentives awarded to a person subject to Section 16(a) of the Exchange Act is intended to satisfy the requirements of the exception to "applicable employee compensation" for performance-based compensation referred to in Section 162(m)(4) of the Code. Such awards shall be made subject to the attainment of performance goals relating to stock price, market share, sales, net income, and/or earnings per share, including as met by a subsidiary, division or joint venture of the Company as determined by the Committee, and set forth in the Awards evidencing the Incentives ("Performance Goals").
                                                -----------------

11. General.

     11.1 Effective Date. The Program will become effective upon its approval by
          --------------
the affirmative vote of the holders of a majority of the outstanding shares of voting stock of Moore Medical present in person or represented by proxy and entitled to vote thereon at a meeting of stockholders of Moore Medical at which a quorum is present. Unless approved within one year after the date of the Program's adoption by the Board, the Program shall not be effective for any purpose. Prior to the approval of the Program by Moore Medical's stockholders, the Committee may award Incentives, but if such approval is not received within such one year such awards shall be of no effect.

     11.2 Duration. The Program shall remain in effect until all Reserved Shares
          --------
have been issued and all restrictions imposed on shares of Common Stock issued under the Program have lapsed. No Incentive may be granted under the Program after February 22, 2010, the day prior to the tenth anniversary of the date the Program was approved by the Board of Moore Medical.

     11.3 Non-transferability of Incentives. No Restricted Stock, Performance
          ---------------------------------
Share or Non-Qualified Stock Option or any interest therein may be transferred, pledged or assigned (consensually, by operation of law, or otherwise) by the Participant, except, (a) in the event of the holder's death, by will or the laws of descent and distribution, or (b) to the limited extent provided by the terms of such Incentive, to the Participant's immediate family or trusts for the benefit of the Participant or members of his or her immediate family. Except in such event or to such extent, the Company shall not be required to recognize any attempted transfer, pledge or assignment of such Incentive by any Participant. No Incentive Stock Option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and it shall be exercisable, during his or her lifetime, only by the optionee.

     11.4 Effect of Termination of Employment or Death. If the employment by the
          --------------------------------------------
Company of a Participant ceases for any reason, including death, any Incentive awarded to such Participant then outstanding shall expire, except as otherwise authorized by the Committee and provided for in the Award evidencing the Incentive, provided, however, that an Incentive Stock Option shall expire no
           -----------------
later than as provided in Section 422(a)(2) and 421(c)(1) of the Code.


    11.5  Compliance with Applicable Law and Withholding.
          ----------------------------------------------

(a) Notwithstanding any other provisions of the Program, Moore Medical shall have no obligation to issue any shares of Common Stock under the Program if such issuance would violate any applicable law, rule or regulation.

(b) Prior to the issuance of any shares of Common Stock under the Program, Moore Medical may require a written representation of the recipient that he or she is acquiring the shares as restricted securities (within the meaning of Rule 144(a)(3) of the Securities Act of 1933 ("Securities Act")), for
                                                       --------------
     investment and not for the purpose or with the intention of distributing the shares and that the recipient will not dispose of them in violation of the registration requirements of the Securities Act, and a legend may be placed on the certificates representing the shares to the effect that the securities represented thereby may not be transferred or otherwise disposed of except pursuant to an effective registration statement or an exemption from the registration requirements of the Securities Act.

(c) With respect to any person who is subject to Section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any Incentive or payment under the Program, or implement procedures for the administration of the Program which it deems necessary or desirable to comply with the requirements of Rule 16b-3 of the Exchange Act.

(d) If, at any time, Moore Medical, in its sole discretion, determines that the listing, registration, or qualification (or any updating of any such document) of any type of Incentive, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any Incentive, the issuance of shares of Common Stock pursuant to any Incentive, or the removal of any restrictions imposed on shares subject to an Incentive, such Incentive shall not be granted and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to Moore Medical.

(e) All Incentives and payments under the Program are subject to withholding of all applicable taxes, and the Company shall have the right to withhold from any award under the Program or to collect as a condition of any issuance or payment under the Program, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution, or a portion thereof, otherwise required to be made under the Program to be withheld or to surrender to the Company previously owned shares of Common Stock to fulfill any tax withholding obligation.

     11.6 No Continued Employment. Neither this Program nor any Award evidencing
          -----------------------
an Incentive thereunder (except to the extent expressly provided therein) constitutes a contract of employment or continued service, and participation in the Program will not give any employee or Participant the right to be retained in the employ of the Company or any right or claim to any benefit under the Program unless such right or claim has specifically accrued in the Award evidencing an Incentive.

     11.7 Treatment as a Stockholder. No Incentive shall create any rights in
          --------------------------
such Participant as a stockholder of Moore Medical until (subject to Section 7.4 hereof) shares of Common Stock required to be issued to the Participant by the Incentive are registered in his or her name.

     11.8 Deferral Permitted. Payment of cash to a Participant or distribution
          ------------------
of any shares of Common Stock to which a Participant is entitled under any Incentive shall be made as provided by the terms and conditions of the Award evidencing the Incentive. Payment may be deferred at the request of the Participant, to the extent provided in the Award evidencing the Incentive or authorized by the Committee.

     11.9 Amendment of the Program. The Board may, at any time and in any
          ------------------------
manner, amend, suspend or terminate the Program or any Incentive outstanding under the Program, provided, however, that no such amendment, suspension or
                   -----------------
termination shall:

          (a) be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted;

          (b) alter or impair the rights of Participants with respect to Incentives previously made under the Program, without the consent of the Participant; or

          (c) make any change that would, with respect to any Incentive not subject to Section 16(a) of the Exchange Act because of an exemption provided by Rule 16b-3 of the Exchange Act, disqualify such exemption.

    11.10 Acceleration of Incentives.
          --------------------------

          (a) Notwithstanding any provision in this Program to the contrary, if authorized by the Committee and expressly so provided in one or more Awards evidencing Restricted Stock, Stock Options, Performance Shares or other Incentives:

                    (i) the restrictions on such Restricted Stock and other Incentives shall lapse immediately;

                    (ii) such Stock Options shall become exercisable immediately; and

                    (iii) all Performance Goals, if any, relating to such
                          Restricted Stock, Performance Shares and other Incentives shall be deemed to be met immediately;

                upon the occurrence of a Change in Control (hereinafter defined).


          (b) Notwithstanding any provision in this Program or in an Award to the contrary, the Committee shall have the authority to require that, upon such occurrence, any or all Stock Options shall be surrendered to the Company by the optionee for cancellation, in which event the optionee shall receive a cash payment from the Company in an amount equal to the number of shares of Common Stock then subject to such surrendered Stock Options, multiplied by the excess, if any, of either (as may be determined by the Committee) of (i) the highest per share price offered to stockholders of Moore Medical in any transaction whereby the Change in Control takes place or (ii) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, over the purchase price per share of Common Stock subject to such surrendered Stock Options.

     11.11 Certain Definitions. (a) As used in this Program, the term "Fair
           -------------------                                         ----
Market Value" of a share of Common Stock as of any date means the fair market
------------
value of a share of Common Stock on said date as determined by any reasonable valuation method selected by the Committee or, if no method is selected, the closing sale price of a share of Common Stock as reported for the date prior to said date on The National Association of Securities Dealers' American Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on the American Stock Exchange, the closing sale price on the exchange on which it is traded or, if it is not traded on an exchange, as reported by an applicable automated quotation system) ("Composite Tape") or, if no sale of Common Stock is
                              --------------
reported for said prior date, the closing sale price of a share of Common Stock for the date of the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

(b) As used in this Program, the term "subsidiary" means any business or entity,
                                       ----------
whether or not incorporated, in which Moore Medical has a direct or indirect ownership interest, except that for purposes of Incentive Stock Options as referred to in Section 5.1(d) hereof the terms "parent" and "subsidiary" mean
                                                ------       ----------
any corporation which is, respectively, a "parent corporation" or a "subsidiary corporation" (within the meaning of Sections 425(e) and 425(f), respectively, of the Code) of Moore Medical.

(c) As used in this Program (other than in Section 5.1(d) hereof), the terms "employment" and "employee" refer to service as director, officer, employee,
 ----------       --------
consultant, independent contractor or agent of the Company. As used in Section 5.1(d) thereof, such terms have the same meaning as in Section 422 of the Code.

(d) As used in this Program, the term "Change of Control" shall have such
                                       -----------------
meaning as may set forth in Award evidencing the Restricted Stock, Stock Option or Performance Shares or other Incentive to which it is applicable.

[X] Please mark your votes as in this example.
    The Board of Directors recommends a vote FOR Proposals 1 and 2.

                           FOR              WITHHOLD         Nominees: Steven Kotler, Robert H. Steele,
                      all nominees      authority to vote              Peter C. Sutro, Wilmer J. Thomas, Jr.,
                   (see instruction)    for all nominees               Daniel K. Wassong., Christopher W. Brody
1. ELECTION OF             [_]                [_]                      Linda M. Autore
   DIRECTORS

Instruction: To withhold authority to vote for any nominee(s), print the name(s) on the line below.

____________________________________________________________________________________________________





The shares represented by this proxy will be voted as directed. If no contrary instruction is given, the shares will be voted
FOR the Election of Directors and FOR Proposal Number 2.

SIGNATURE(S) ______________________________________________________________________ DATE ___________________________________

                           FOR       AGAINST       ABSTAIN
2. Approval of the         [_]         [_]           [_]
   2000 Incentive
   Compensation
   Program.

IN THEIR DISCRETION THE PROXIES
ARE AUTHORIZED TO VOTE UPON
SUCH OTHER BUSINESS AS MAY
PROPERLY COME BEFORE THE
MEETING.



NOTE REGARDING SIGNATURE: Please sign and date as name appears hereon and return promptly.  Joint owners should each sign.
When signing as Corporate Officer, Partner, Executor, Administrator, Trustee or Guardian, please give full title. Please note any change in your address alongside the address as it appears hereon.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              MOORE MEDICAL CORP.-ANNUAL MEETING OF SHAREHOLDERS
                            Wednesday, May 24, 2000

     The undersigned hereby appoints JOSEPH P. SAVIDGE and JOSEPH GREENBERGER, and each of them, with the full power of substitution, and as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the Algonquin Hotel, 59 West 44th Street, New York, New York on May 24, 2000, at 11:00 A.M., and at any adjournment or postponement thereof, and to vote all the shares of stock the undersigned would be entitled to vote if personally present at the meeting as indicated on the reverse side.

                        (To be signed on reverse side)